UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 17, 2022
CROCS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51754	20-2164234
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

13601 Via Varra
Broomfield,	Colorado	80020
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code: (303) 848-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	CROX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.45) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 18, 2022, Crocs, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of its acquisition (the “Acquisition”) of HEYDUDE®, a privately-owned casual footwear brand, pursuant to a Securities Purchase Agreement (the “Agreement”) by and among: (i) the Company; (ii) Full Fortune Wealth Limited, a company with limited liability incorporated under the laws of Hong Kong (“HK Seller”); (iii) Mr. Daniele Guidi (“US Seller” and, together with HK Seller, the “Sellers”); (iv) Full Fortune Intellectual Limited, a company with limited liability incorporated under the laws of Hong Kong (“FF Intellectual”); (v) Full Fortune Worldwide Limited, a company with limited liability incorporated under the laws of Hong Kong (“FF Worldwide”); (vi) Full Fortune Online Limited, a company with limited liability incorporated under the laws of Hong Kong (“FF Online” and collectively with FF Intellectual and FF Worldwide the “HK Acquired Companies”); (vii) Happy One LLC, a limited liability company formed under the laws of the State of Nevada (“Happy One”); (viii) Lucky Top Inc., a corporation incorporated under the laws of the State of Delaware (“Lucky Top” and together with Happy One, the “US Acquired Companies”); (ix) Mr. Alessandro Rosano (“Guarantor”); and (x) HK Seller, in its capacity as representative and agent for the Sellers.

Upon completion of the Acquisition, the Company purchased of all of the issued and outstanding equity securities of each of the HK Acquired Companies and the US Acquired Companies pursuant to the Agreement. Guarantor indirectly owned all of the equity securities of HK Seller, and HK Seller owned all of the equity securities of each of the HK Acquired Companies, which constituted all of the issued and outstanding equity securities of the HK Acquired Companies, and US Seller owned all of the equity securities of the US Acquired Companies.

The Company is filing this Amendment No. 1 to the Initial Form 8-K to include the historical financial statements of the HK Acquired Companies and the US Acquired Companies and pro forma condensed combined financial information required to be filed under Item 9.01 of Form 8-K. The disclosure included in the Initial Form 8-K otherwise remains unchanged.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited combined financial statements of the HK Acquired Companies as of and for the year ended March 31, 2021 are attached as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein. The audited combined financial statements of the US Acquired Companies as of and for the year ended December 31, 2021 are attached as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein. The unaudited interim combined financial statements of the HK Acquired Companies as of and for the nine months ended December 31, 2021 are attached as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial statements and related notes as of and for the year ended December 31, 2021, giving effect to the Acquisition, are attached as Exhibit 99.4 to this Current Report Form 8-K/A and are incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Ernst and Young.

23.2	Consent of Deloitte & Touche LLP.

99.1	Audited combined financial statements for Full Fortune Intellectual Limited, Full Fortune Worldwide Limited, and Full Fortune Online Limited as of and for the year ended March 31, 2021.

99.2	Audited combined financial statements for Happy One LLC and Lucky Top Inc. as of and for the twelve months ended December 31, 2021.

99.3
Unaudited interim combined financial statements for Full Fortune Intellectual Limited, Full Fortune Worldwide Limited, and Full Fortune Online Limited as of and for the nine months ended December 31, 2021.

99.4	Unaudited pro forma condensed combined financial statements and related notes as of and for the year ended December 31, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROCS, INC.

Date: May 5, 2022	By:	/s/ Daniel P. Hart
Daniel P. Hart
Executive Vice President, Chief Legal and Risk Officer

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